FOURTH AMENDMENT TO
                            EXHIBITION TOUR AGREEMENT

     THIS AMENDMENT TO EXHIBITION TOUR AGREEMENT ("Agreement") is entered into this First day of May, 2002, by and between RMS TITANIC, INC., a Florida corporation ("RMST") and CLEAR CHANNEL ENTERTAINMENT - EXHIBITS, INC., a
Delaware corporation, formerly known as SFX FAMILY ENTERTAINMENT, INC., a Delaware corporation and successor in interest to MAGICWORKS ENTERTAINMENT, INC. ("CCE Exhibits").

                                    RECITALS

A. RMST and CCE Exhibits have previously entered into that Agreement dated March 31, 1999;

B. RMST and CCE Exhibits amended that Agreement on September 18, 2000 ("First Amendment");

C. RMST and CCE Exhibits amended that Agreement on May 7, 2001 ("Second Amendment");

D. RMST and CCE Exhibits amended that Agreement on March 7, 2002 ("Third Amendment"); and,

E. RMST and SFXFE desire to amend certain provisions contained in the Agreement, First Amendment , Second Amendment and Third Amendment ("Fourth Amendment") as more fully set forth herein.


                                FOURTH AMENDMENT

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto do hereby agree as follows:

1. Defined Terms. Each capitalized term used in this Fourth Amendment which is not defined herein will have the meaning assigned thereto pursuant to the provisions of the Agreement, First Amendment, Second Amendment and Third Amendment.

2. Modification to Provisions Relating to the Term. The provisions in the Agreement, First Amendment, Second Amendment and Third Amendment relating to the term of the Agreement, First Amendment, Second Amendment and Third Amendment are hereby amended as follows:

     (a) Time Periods Covered by the Extension Period. The text of Section 12.1 of the Agreement, Section 3 of the First Amendment, Section 3 of the Second Amendment and Section 3 of the Third Amendment are hereby deleted in their entirety and replaced with the following:

                                       Begin Date             End Date
                                       ----------             --------
                  Extension Period  January 6, 2003      December  31, 2003

     (b) Any further modifications to the Extension Period shall be mutually agreed to by the parties in writing.

     (c) All other terms and provisions of the Agreement, First Amendment, Second Amendment and Third Amendment shall apply with respect to the Extension Period. The parties hereby expressly agree and acknowledge that, to the extent not modified by this Fourth Amendment, the Agreement, First Amendment, Second Amendment and Third Amendment will remain in full force and effect throughout the Extension Period.

3. Ratification. Except as expressly amended hereby, the Agreement, First Amendment, Second Amendment and Third Amendment are ratified, confirmed and carried forward in all respects by the parties hereto.

EXECUTED as of the date first set forth above:

                             RMS TITANIC, INC.

                             By: _____________________________
                             Name: ___________________________
                             Title: ____________________________


                             CLEAR CHANNEL ENTERTAINMENT - EXHIBITS, INC.

                             By: _____________________________
                             Name: ___________________________
                             Title: ____________________________


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